Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 31, 2012 (the “Amendment”) is entered into among STANDARD PARKING CORPORATION, a Delaware corporation (the “Company”), the Lenders, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender and WELLS FARGO BANK, N.A., as Issuing Lender and Syndication Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Lenders, the Administrative Agent and the Syndication Agent entered into that certain Amended and Restated Credit Agreement dated as of July 15, 2008 (as modified, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment.  The definition of Termination Date in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

Termination Date means the earlier to occur of (a) October 1, 2013 or (b) such other date on which the Commitments terminate pursuant to Section 6 or 13.

2.             Conditions Precedent.  This Amendment shall be effective immediately upon satisfaction of the following conditions precedent:

(a)              receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Administrative Agent, each Issuing Lender, the Swing Line Lender and the Lenders; and

(b)             receipt by the Administrative Agent of a fully executed Consent in the form attached as Exhibit A to this Amendment, duly signed and delivered by each Guarantor.

3.             Miscellaneous.

(a)           The Credit Agreement and the obligations of the Company thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           The Company hereby represents and warrants as follows:

(i)            The Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Company and constitutes the Company’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Company of this Amendment.

(c)          The Company represents and warrants to the Lenders that (i) the representations and warranties set forth in Section 9 of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no Unmatured Event of Default or Event of Default has occurred or is continuing.

(d)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

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2

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

STANDARD PARKING CORPORATION, a Delaware corporation

By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Executive Vice President & Chief Financial Officer

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD PARKING CORPORATION

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as Swing Line Lender, Issuing Lender and a Lender

By:	/s/ Jason Guerra
Name:	Jason Guerra
Title:	Vice President

WELLS FARGO BANK N.A.,
as Syndication Agent, Issuing Lender and a Lender

By:	/s/ Gail Bernstein
Name:	Gail Bernstein
Title:	Banking Officer

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen C. Watts
Name:	Stephen C. Watts
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Michael A. Berent
Name:	Michael A. Berent
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Clifford S. Chaitman
Name:	Clifford S. Chaitman
Title:	Assistant Vice President

FIRST HAWAIIAN BANK,
as a Lender

By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD PARKING CORPORATION

Exhibit A

CONSENT

This Consent (this “Consent”), dated as of May [    ], 2012, is delivered in connection with the First Amendment to Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”), by and among Standard Parking Corporation, a Delaware corporation (the “Company”), the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender and Wells Fargo Bank, N.A., as Issuing Lender and Syndication Agent.  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement (as defined in the Amendment) as amended by the Amendment (such agreement, as so amended, being the “Amended Credit Agreement”).

Each of the undersigned, as a party to the Guaranty and Collateral Agreement, hereby acknowledges and consents to the execution and delivery of the Amendment, and hereby confirms and agrees that the Guaranty and Collateral Agreement is and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the Guaranty and Collateral Agreement to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean the Amended Credit Agreement.

This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

[Signature Pages Follow]

GUARANTORS:	STANDARD AUTO PARK, INC.,
an Illinois corporation

By:
Name:
Title:

STANDARD PARKING CORPORATION IL,
a Delaware corporation

By:
Name:
Title:

APCOA LASALLE PARKING COMPANY, LLC,
a Louisiana limited liability company

By:
Name:
Title:

APCOA BRADLEY PARKING
COMPANY, LLC,
a Connecticut limited liability company

By:
Name:
Title:

PREFERRED RESPONSE SECURITY
SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

VIRGINIA PARKING SERVICE, INC.,
a Delaware corporation

By:
Name:
Title:

CONSENT TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD PARKING CORPORATION